Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Nephros, Inc. (the “Company”) for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. Houghton , President, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 28, 2014

/s/ John C. Houghton
John C. Houghton
President, Chief Executive Officer and Acting
Chief Financial Officer (Principal Executive Officer
and Principal Financial and Accounting Officer)